Exhibit 99.1

Carbon Bond Holdings LLC and Subsidiary

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Carbon Bond Holdings LLC and Subsidiary

We have audited the accompanying consolidated balance sheets of Carbon Bond Holdings LLC and Subsidiary (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carbon Bond Holdings LLC and Subsidiary at December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, the accompanying 2013 and 2012 consolidated financial statements have been restated to reflect the consolidation of the variable interest entity.

/s/ MORISON COGEN LLP

Bala Cynwyd, Pennsylvania
August 14, 2014, except for Note 2,
to which the date is November 18, 2014

F-2

Ca rbon Bond Holdings LLC and Subsidiary
Consolidated Balance Sheets
(Restated)

	December 31, 2013	December 31, 2012

ASSETS

CURRENT ASSETS
Cash	$54,394	$8,111
Accounts Receivable	-	18,800
Prepaid expenses	4,089	1,993
Stockholder’s Loan	13, 9 70	200

TOTAL CURRENT ASSETS	72, 4 53	2 9,104

PROPERTY AND EQUIPMENT
Equipment	47,799	10,305
Leasehold Improvements	32,906	-
Assets under capital lease	99,173	31,178
	179,878	41,483
Less: accumulated depreciation	32,737	17,549
	147,141	23,934

OTHER ASSETS
Stockholder’s Loan	-	3,750
Deposits	3,507	1,425
	3,507	5,175

TOTAL ASSETS	$22 3 , 1 01	$58, 2 13

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$14,923	$2,962
Deferred revenue	3,448	750
Obligations under capital leases	32,305	10,525
Notes payable - stockholders	100,000	13,000

TOTAL CURRENT LIABILITIES	150,676	27,237

LONG-TERM LIABILITIES
Obligations under capital leases, net of current portion	43,523	9,550

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY

Common stock , no par value; 1 00 ,000 ,000 shares authorized; 54 ,000 ,000 shares issued and outstanding at December 31, 2013 and 2012	200	200

STOCKHOLDERS’ EQUITY BEFORE NON CONTROLLING INTEREST	200	200
Non controlling interest in variable interest entity	28,702	21,226

TOTAL STOCKHOLDERS’ EQUITY	28,902	21,426

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$22 3 , 1 01	$58, 2 13

The accompanying notes are an integral part of these financial statements.

F-3

Carbon Bond Holdings LLC and Subsidiary
Consolidated Statements of Operations
For the Years Ended December 31, 2013 and 2012
(Restated)

	2013	2012
REVENUES	$300,734	$182,582

COST OF REVENUES	109,360	81,595

GROSS PROFIT	191,374	100,987

OPERATING EXPENSES
General and administrative	107,052	51,684
Payroll	71,711	50,975
Sales and Marketing	3,429	2,717
Total operating expenses	182,192	105,376

INCOME (LOSS) BEFORE OTHER EXPENSE	9,182	(4,389)

OTHER EXPENSE
Interest expense	1,706	-
Total other expense	1,706	-

NET INCOME (LOSS)	7,476	(4,389)

NET INCOME (LOSS) ATTRIBUTABLE TO THE NON CONTROLLING VARIABLE INTEREST ENTITY	7,476	(4,389)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$-	$-

The accompanying notes are an integral part of these financial statements.

F-4

C arbon Bond Holdings LLC and Subsidiary
Consolidated Statement of Changes in Stockholders’ Equity
For the Period January 1, 2012 to December 31, 2013
(Restated)

	Common
	Stock
	Number of		Non Controlling
	Shares	Amount	Interest	Total

Balance December 31, 2011	54, 000, 000	$200	$25,615	$25, 8 15

Net loss	-	-	(4,389)	(4,389)

Balance December 31, 2012	54, 000, 000	200	21,226	21, 4 26

Net income	-	-	7,476	7,476

Balance December 31, 2013	54, 000, 000	$200	$28,702	$28, 9 02

The accompanying notes are an integral part of these financial statements.

F-5

Ca rbon Bond Holdings LLC and Subsidiary
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2013 and 2012
(Restated)

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$7,476	$(4,389)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation	15,188	12,654
(Increase) decrease in assets
Accounts receivable	18,800	(18,200)
Prepaid expenses	(2,096)	-
Deposits	(2,082)	-
Increase (decrease) in liabilities
Accounts payable and accrued expenses	11,961	(1,622)
Deferred revenue	2,698	750

Net cash provided by (used in) operating activities	51,945	(10,807)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(70,400)	-

Net cash used in investing activities	(70,400)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of obligations under capital leases	(12,242)	(9,590)
Increase in stockholder’s loan receivable	(10,020)	(3,750)
Proceeds from note payable - stockholders	100,000	13,000
Repayment of notes payable to stockholders	(13,000)	-

Net cash provided by (used in) financing activities	64,738	(340)

NET INCREASE (DECREASE) IN CASH	46,283	(11,147)

CASH - BEGINNING OF YEAR	8,111	19,258

CASH - END OF YEAR	$54,394	$8,111

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:

Income taxes paid	$-	$-

Interest paid	$3,484	$2,375

Obligations under capital leases for assets under capital leases	$67,995	$-

The accompanying notes are an integral part of these financial statements.

F-6

Carbon Bond Holdings LLC and Subsidiary
Consolidated Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Carbon Bond Holdings LLC (“Carbon Bond”), a Colorado “S” Corporation was formed on October 21, 2013 for the purpose of providing administrative services and licensing proprietary software for CannLabs, Inc. a privately held “S” Corporation (“CannLabs Colorado”), which is a stand-alone cannabis testing laboratory in Denver, Colorado. Both Carbon Bond and CannLabs Colorado are commonly managed. Carbon Bond had no operations until January 1, 2014.

On January 1, 2014, Carbon Bond entered into an asset transfer agreement with CannLabs Colorado, whereby Carbon Bond would acquire all of the assets and liabilities of CannLabs Colorado, except for the Retail Marijuana Conditional License.  Since Carbon Bond and CannLabs Colorado are commonly managed, the assets and liabilities were transferred at their carrying amounts in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805. In accordance with FASB ASC 250-10-45-21, since Carbon Bond and CannLabs Colorado are commonly managed, the financial statements were retrospectively consolidated for all periods presented. The following table summarizes CannLabs Colorado assets and liabilities transferred as of January 1, 2012:

Assets:
Cash	$19,258
Accounts receivable	600
Prepaid expenses	1,993
Fixed assets, net	36,587
Deposit	1,425
Total assets	$59,863

Liabilities:
Accounts payable and accrued expenses	$4,583
Obligations under capital leases	29,665
Total liabilites	34,248

Net assets	25,615
Less: Consideration	-

Non controlling interest - variable interest entity	$25,615

On April 1, 2014, Carbon Bond formally entered into an administrative services and software licensing agreement with CannLabs Colorado with an effective date of January 1, 2014.  The administrative services agreement requires CannLabs Colorado to pay a monthly fee consisting of certain expenses paid by Carbon Bond for the prior month plus 15%.  The software licensing agreement requires CannLabs Colorado to pay a monthly fee of $10,000 to Carbon Bond for the use of certain software.

According to the requirements of FASB ASC 810 Consolidation, Carbon Bond has evaluated its relationship with CannLabs Colorado, and has concluded that, CannLabs Colorado is a “variable interest entity” (“VIE”) for accounting purposes.  As a result of the contractual arrangements, which enable Carbon Bond to manage CannLabs Colorado, Carbon Bond is the primary beneficiary of CannLabs Colorado.  Accordingly, Carbon Bond adopted the provisions of FASB ASC 810 and consolidates CannLabs Colorado, reflecting the results of the combined entities as of and for the years ended December 31, 2013 and 2012, as if the asset transfer agreement happened retroactively as of the earliest period presented.

F-7

Carbon Bond Holdings LLC and Subsidiary
Notes to Consolidated Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As Carbon Bond is the primary beneficiary of CannLabs Colorado, the assets and liabilities and revenues and expenses of the VIE have been included in the accompanying consolidated financial statements as of and for the years ended December 31, 2013 and 2012. As of and for the year ended December 31, 2013, the VIE had assets of $222,901, liabilities of $194,199, revenues of $300,734 and net income of $7,476.  As of and for the year ended December 31, 2012, the VIE had assets of $58,013, liabilities of $36,787, revenues of $182,582 and net loss of $4,389.  “As of and for the years ended December 31, 2013 and 2012, there is no intercompany balance and there were no transactions between Carbon Bond and CannLabs Colorado.”

Basis of Presentation
The accompanying consolidated financial statements of Carbon Bond and its variable interest entity CannLabs Colorado (collectively, the “Company”), have been prepared in accordance with generally accepted accounting principles in the United States of America. All intercompany transactions have been eliminated in consolidation

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

Comprehensive Income
The Company follows FASB ASC 220 in reporting comprehensive income.  Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.  The Company has no items of other comprehensive income (loss), therefore comprehensive income (loss) is equal to net income (loss).

Fair Value of Financial Instruments
The Company’s financial instruments consist of cash, accounts receivable, accounts payable and accrued expenses and notes payable - stockholders.  The carrying value of cash, accounts receivable, and accounts payable and accrued expenses and notes payable - stockholders approximate fair value, because of their short maturity.

Concentration of Credit Risk Involving Cash
The Company may have deposits with a financial institution which at times exceed Federal Depository Insurance (“FDIC”) coverage.  The Company has not experienced any losses from maintaining cash accounts in excess of federally insured limits.

Cash and Cash Equivalents
For purposes of reporting cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and certificates of deposit and commercial paper with original maturities of 90 days or less to be cash or cash equivalents.

Accounts Receivable
Trade accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable.

The normal credit terms extended to customers are 30 days. The Company reviews all receivables that exceed terms and establishes an allowance for doubtful accounts, if necessary, based on management’s assessment of the collectability of trade and other receivables.  A considerable amount of judgment is required in assessing the amount of the allowance.  The Company considers the historical level of credit losses, makes judgments about the credit worthiness of each customer based on ongoing credit evaluations and monitors current economic trends that might impact the level of credit losses in the future.

As of December 31, 2013 and 2012, allowances for doubtful accounts were $0.  Allowances charged for doubtful accounts amounted to $0 for the years ended December 31, 2013 and 2012.

Property and Equipment
Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets from three to five years except for capital leases, which are depreciated over the remaining lease term. Maintenance and repairs of property are charged to operations, and major improvements are capitalized. Upon retirement, sale, or other disposition of property and equipment, the costs and accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is included in operations. Depreciation of property and equipment was $15,188 and $12,654 for the years ended December 31, 2013 and 2012 of which $14,596 and $12,154 is included in cost of sales and $592 and $500 is included in general and administrative expenses.

F-8

Carbon Bond Holdings LLC and Subsidiary
Consolidated Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-Lived Assets
The Company evaluates the recoverability of its long-lived assets in accordance with FASB ASC 360 “Property, Plant, and Equipment.”  The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of long-lived assets are measured by a comparison of the carrying amount of an asset to future cash flows expected to be generated by the asset, undiscounted and without interest or independent appraisals.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value asset.

In May 2014, a piece of equipment with a carrying value of $33,744 as of December 31, 2013, was taken out of service due to better technology being obtained.  Management has determined that they will attempt to sell the machine through advertising in the used equipment marketplace and that the fair value approximates the carrying value.  The equipment will be sold when an appropriate buyer has been located, which is expected to occur within one year.

Revenue Recognition
In accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition (Codified in FASB ASC 605), the Company will recognize revenue when (i) persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, (ii) a retailer, distributor or wholesaler receives the goods or services, (iii) the price is fixed or determinable, and (iv) collectability of the sales revenues is reasonably assured. Subject to these criteria, the Company will generally recognize revenue from laboratory tests in three ways.  For samples presented without a bulk or twelve month contract, revenue is recognized upon completion of the testing.  For customers that have a bulk contract, they have three months to use a predetermined number of tests.  Revenue is recognized for these contracts on a pro rata basis, based on the number of tests used versus the number of tests allowed.  Twelve month contracts require prepayment monthly for the succeeding month.  Revenue is recognized based on the monthly payment required for the month in which the tests are to be performed.  Because tests may not be carried over to subsequent months, the monthly revenue is recognized in full in the appropriate month.

Revenue from consulting and research and development agreements is generally recognized on a straight line basis over the term of the agreement. When the agreements contain more than one deliverable, the Company allocates revenue to separate elements under the agreement based on relative selling prices in accordance with FASB ASC 605-25.

Income Taxes
Effective April 19, 2010, the Company elected, by unanimous consent of its stockholders, to be taxed under the provisions of Subchapter “S” of the Internal Revenue Code. A majority of the states where the Company is conducting business also recognize Subchapter “S” status for income tax purposes. The Company does not pay federal and state income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company’s taxable income or have included their respective shares of the Company’s net operating loss in their individual income tax returns. The tax provision includes income taxes due to various states where the Company does not have Subchapter “S” status and foreign income taxes of subsidiaries.

The Company follows FASB Accounting Standards Update (“ASU”) No. 2009-06, Income Taxes (Topic 740): Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities Taxes. FASB ASC 740 prescribes guidance for the financial statement recognition, measurement, and disclosure of uncertain tax positions.  Tax positions must meet a more-likely-than-not recognition threshold.

As of January 1, 2013 and 2012, the Company had no unrecognized tax benefits, and accordingly, the Company did not recognize interest or penalties during 2013 and 2012 related to unrecognized tax benefits.  There has been no change in unrecognized tax benefits during the year ended December 31, 2013 and there was no accrual for uncertain tax positions as of December 31, 2013.  Tax years from 2010 through 2013 remain subject to examination by major tax jurisdictions.

F-9

Carbon Bond Holdings LLC and Subsidiary
Consolidated Notes to Financial Statements

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Segment Information
The Company is organized and operates as one operating segment.  In accordance with FASB ASC 280, “Segment Reporting,” the chief operating decision-maker has been identified as the Chief Executive Officer, who reviews operating results to make decisions about allocating resources and assessing performance for the entire Company subject to Board approval.  Since the Company operates in one segment and provides one group of similar services, all financial segment and service line information required by FASB ASC 280 can be found in the financial statements.

Advertising Expenses
Advertising expenses, which include general advertising, printed materials and trade shows are expensed as incurred.  Advertising expenses for the years ended December 31, 2013 and 2012 were $3,429 and $1,646.

Research and  Development Costs
In accordance with FASB ASC 730, research and development costs are expensed when incurred.

Recently Adopted Accounting Pronouncements
As of December 31, 2013 and for the year then ended, there were no recently adopted accounting pronouncements that had a material effect on the Company’s financial statements.

Recently Issued Accounting Pronouncements Not Yet Adopted
As of December 31, 2013, there were no recently issued accounting standards not yet adopted which would have a material effect on the Company’s financial statements.

NOTE 2 – RESTATEMENT

Since Carbon Bond and CannLabs Colorado are commonly managed, the 2013 and 2012 consolidated financial statements reflect the merger transaction as if it had occurred as of January 1, 2012, the beginning of the earliest period presented. Originally the 2012 financial statements were not presented and the 2013 financial statements only reflected the balance sheet of Carbon Bond. The following are tables and descriptions of the corrections by line item as of December 31, 2013.

	December 31, 2013	Correction	December 31, 2013
	(Audited) (As Previously Reported)		(Audited) (Restated)
ASSETS
CURRENT ASSETS
Cash	$-	$54,394	$54,394
Prepaid expenses	-	4,089	4,089
Due from stockholders	200	13,770	13,970

TOTAL CURRENT ASSETS	200	72,253	72,453

PROPERTY AND EQUIPMENT
Equipment	-	47,799	47,799
Leasehold Improvements	-	32,906	32,906
Assets under capital lease	-	99,173	99,173
	-	179,878	179,878
Less: accumulated depreciation	-	32,737	32,737
	-	147,141	147,141

OTHER ASSETS
Deposit	-	3,507	3,507
	-	3,507	3,507

TOTAL ASSETS	$200	$222,901	$223,101

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$-	$14,923	$14,923
Deferred revenue	-	3,448	3,448
Obligations under capital leases	-	32,305	32,305
Notes payable - stockholders	-	100,000	100,000

TOTAL CURRENT LIABILITIES	-	150,676	150,676

LONG-TERM LIABILITIES
Obligations under capital leases, net of current portion	-	43,523	43,523

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY

Common stock no par value; 100,000,000 shares authorized, 54,000,000 shares issued and outstanding at December 31, 2013	200	-	200

STOCKHOLDERS’ EQUITY BEFORE NON CONTROLLING INTEREST	200	-	200

Non controlling interest in variable interest entity	-	28,702	28,702

TOTAL COMPANY STOCKHOLDERS’ EQUITY	200	28,702	28,902

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$200	$222,901	$223,101

F-10

Carbon Bond Holdings LLC and Subsidiary
Notes to Consolidated Financial Statements

NOTE 3 – STOCKHOLDER LOAN RECEIVABLE

As of December 31, 2013 and 2012, the Company maintained a loan due from a stockholder in the amount of $13,770 and $3,750.  The loan is non-interest bearing and has no formal repayment terms.  In January 2014, the stockholder loan, in the amount of $13,770 was treated as compensation to the stockholder as payment for current services.

The Company also had an amount due from stockholders for $200 which was for the original issuance of 1,000 shares (pre-split) of common stock. The stockholders’ repaid Carbon Bond during the first quarter of 2014.

NOTE 4 – CAPITAL LEASES

The Company leases various laboratory equipment under capital leases.  The economic substance of the leases is that the Company is financing the acquisition of the assets through leases, and accordingly, they are recorded on the Company’s books as assets and liabilities.

The following is an analysis of the leased assets included in property and equipment:

	2013	2012
Machinery and equipment	$99,173	$31,178
Less: Accumulated depreciation	24,406	12,125

	$74,767	$19,053

Depreciation expense	$12,282	$10,393

All of the depreciation expense was included in cost of sales for 2013 and 2012.

F-11

Carbon Bond Holdings LLC and Subsidiary
Consolidated Notes to Financial Statements

NOTE 4 – CAPITAL LEASES (Continued)

The following is a schedule of future minimum payments required under the lease together with their present values as of December 31, 2013:

2014	34,953
2015	24,989
2016	22,907

Total minimum lease payments	82,849

Total amount representing interest	7,021

Present value of minimum lease payments	75,828

NOTE 5 – NOTES PAYABLE – STOCKHOLDERS

In March 2012, the Company issued notes payable for $5,000 to each of two stockholders.  The notes were non-interest bearing and required monthly payments of $500 beginning on November 1, 2012.  The notes were repaid in full in 2013.

In March 2012, the Company issued a note payable for $7,000 to one stockholder.  The note was non-interest bearing and required monthly payments of $1,000 beginning on November 1, 2012.  The note was repaid in full in 2013.

In October 2013, the Company issued a note payable for $100,000 to one stockholder.  The note bears interest at 10% per annum and has no formal repayment terms.

NOTE 6 – OPERATING LEASES

For the years ended December 31, 2013 and 2012, total rent expense under leases amounted to $18,063 and $8,500.  At December 31, 2013, the Company was obligated under various non-cancelable operating lease arrangements for property as follows:

2014	13,320
2015	13,500
2016	13,620
2017	6,840

$47,280

NOTE 7 - STOCKHOLDERS’ EQUITY

On June 10, 2014, the Company effected a 54,000 to 1 stock split.  As a result of the stock split, the outstanding shares of common stock issued increased from 1,000 to 54,000,000 shares.  Concurrent with the split, Carbon Bond increased its authorized number of common shares from 1,000 to 100,000,000.  As a result, all of the shares of common stock presented were retroactively adjusted.

F-12

Carbon Bond Holdings LLC and Subsidiary
Consolidated Notes to Financial Statements

NOTE 8 - SUBSEQUENT EVENTS

Financial Accounting Standards Board Accounting Standards Codification 855-10, Subsequent Events, establishes general standards of accounting and disclosure of events that occur after the consolidated balance sheet date but before the date the financial statements are available to be issued. Subsequent events have been evaluated through August 14, 2014, the date that the consolidated financial statements were available to be issued.

F-13

Carbon Bond Holdings LLC and Subsidiary
Consolidated Notes to Financial Statements

CannLabs – Connecticut, Inc. (“CannLabs – CT”) was formed on May 15, 2014 as a Nevada corporation for the purpose of licensing a laboratory in Connecticut, and is owned by two of the stockholders of CannLabs, Inc.  On July 31, 2014, Carbon Bond formally entered into an administrative services and software licensing agreement with CannLabs – CT with an effective date of May15, 2014.  The administrative services agreement requires CannLabs – CT to pay a monthly fee consisting of certain expenses paid by Carbon Bond for the prior month plus 15%.  The software licensing agreement requires CannLabs – CT to pay a monthly fee of $10,000 to Carbon Bond for the use of certain software, once CannLabs – CT begins generating revenue.

CannLabs – Nevada, INC. (“CannLabs – NV”) was formed on May 15, 2014 as a Nevada corporation for the purpose of licensing a laboratory in Nevada, and is owned by two of the stockholders of CannLabs, Inc.  On July 31, 2014, Carbon Bond formally entered into an administrative services and software licensing agreement with CannLabs – NV with an effective date of May15, 2014.  The administrative services agreement requires CannLabs – NV to pay a monthly fee consisting of certain expenses paid by Carbon Bond for the prior month plus 15%.  The software licensing agreement requires CannLabs – NV to pay a monthly fee of $10,000 to Carbon Bond for the use of certain software, once CannLabs – NV begins generating revenue.

On May 27, 2014, Carbon Bond changed its name from Carbon Holdings LLC to Carbon Bond Holdings, Inc. and became a “C” Corporation.

On June 10, 2014, the Company effected a 54,000 to 1 stock split. As a result of the stock split, the outstanding shares of common stock issued increased from 1,000 to 54,000,000 shares. Concurrent with the split Carbon Bond increased its authorized number of common shares from 1,000 to 100,000,000. As a result all of the shares of common stock were retroactively adjusted.

On June 10, 2014, two majority shareholders surrendered 3,855,600 (35.7 shares presplit) shares each of Carbon Bond common stock to the company, which was recorded as Treasury Stock at no cost.

Also on June 10, 2014, Carbon Bond converted a $100,000 note payable – stockholder into 71.4 shares of common stock, which were issued from Treasury Stock. Upon the stock split of 54,000 to 1 these shares were converted into 3,855,600 shares.

On June 10, 2014, Carbon Bond issued 5,295,000 shares to directors, board members, officers, employees, and consultants.  The shares were valued at $137,670 fair value and are being expensed over the vesting terms for directors, board members, officers and employees and over the term of the contract for consultants.

On June 12, 2014, CannLabs, Inc. (“Pubco”), formerly Speedsport Branding, Inc., entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) with Carbon Bond Holdings, Inc., and CLB Acquisition Corp., Pubco’s newly-formed wholly-owned subsidiary (“Acquisition Sub”). Upon the closing of the transaction contemplated under the Merger Agreement (the “Merger”), Acquisition Sub merged into and with Carbon Bond, and Carbon Bond, as the surviving corporation, became a wholly-owned subsidiary of the Pubco.

Pursuant to the terms and conditions of the Merger Agreement, (i) each share of Carbon Bond common stock issued and outstanding immediately prior to the closing of the Merger was exchanged for the right to receive one share of Pubco’s common stock. Accordingly, an aggregate of 59,295,000 shares of Carbon Bond’s common stock were issued to the holders of Carbon Bond’s common stock.

Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination.  That is, the share exchange is equivalent to the issuance of stock by Pubco for the net monetary assets of Carbon Bond, accompanied by a recapitalization, and is accounted for as a change in capital structure.  Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded.  Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, Pubco, are those of the legal acquiree Carbon Bond, which are considered to be the accounting acquirer.
F-14

Carbon Bond Holdings LLC and Subsidiary
Consolidated Notes to Financial Statements

On July 14, 2014, two officers of the Company returned 1,500,000 shares each to the Company.

On July 14, 2014, the Company appointed a new Chief Executive Officer and entered into a three year employment agreement with the individual. As part of his employment agreement, the Company issued 3,000,000 shares of the Company’s common stock, which vest 50% on January 1, 2016 and quarterly over the remaining initial three year term. The stock is valued at $6,000,000 and will be expensed over the vesting term.

On July 21, 2014, an employee ceased employment with the Company and forfeited 100,000 shares of unvested common stock.

On July 28, 2014, the Company issued 200,000 stock options to an employee, which will be valued using the Black-Scholes Option Pricing Model and will be expensed over the vesting term.

Upon the closing of the Merger, the Company entered into a Note Purchase Agreement with an accredited investor (the “Note Purchase Agreement”), pursuant to which the investor agreed to purchase up to $750,000 of senior secured promissory notes (the “Senior Secured Notes”) in a series of three closings to occur on August 15, 2014, September 15, 2014 and October 15, 2014. On July 28, 2014, the Company issued a senior secured promissory note in the amount of $250,000, in accordance with the Note Purchase Agreement, which bears interest at 8% per annum. In connection with the Note Purchase Agreement, the Company also entered into a Security Agreement and an Intellectual Property Security Agreement. In addition, the subsidiary of the Company, Carbon Bond entered into a Subsidiary Guarantee in favor of the Buyer.

On August 1, 2014, CannLabs, Inc. entered into a sixty four month lease for a property in Hartford, Connecticut. The lease requires annual rental of $61,233, which increases annually.
F-15